UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 2, 2014 (March 27, 2014)

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 Park Oaks Boulevard, Suite 200

Tampa, Florida 33610

(Address of principal executive offices including Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2014, as part of its annual compensation review process, Quality Distribution, Inc. (the “Company”) entered into Modification to Terms of Employment (collectively, the “Modifications”) agreements with certain of its executives, including its named executive officers employed by the Company. The Modifications increase the annual base salary of each of these named executive officers and increase the annual performance-based cash-based management incentive plan (referred to in the Modifications as bonus) target opportunity as a percentage of base salary for certain of these executives. Under the Modifications, these named executive officers are also eligible for an annual equity award, at the discretion of and subject to performance targets and other terms established by, the Compensation Committee of the Company’s Board of Directors, at a target equal to a percentage of the executive’s base salary. Any annual equity award must be made at the same time as annual equity awards are normally made to similarly situated employees of the Company. The remaining terms of these named executive officers’ respective employment agreements, including Mr. Wilson’s annual cash management incentive plan target of 50% of base salary, remain unaffected. The table below reflects the base salary, target management incentive plan award and target equity award for each of these named executive officers following the Modifications:

Named Executive Officer	Base Salary	Target MIP Award	Target Equity Award
Gary R. Enzor	$500,000	85%	150%
Joseph J. Troy	$300,000	60%	125%
Randall T. Strutz	$265,000	50%	75%
John T. Wilson	$275,000	50%	75%

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of each Modification to Terms of Employment, copies of which are filed herewith as Exhibit 10.1 through Exhibit 10.4, inclusive, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

10.1	Modification to Terms of Employment for Gary R. Enzor dated March 27, 2014 between Quality Distribution, Inc. and Gary R. Enzor

10.2	Modification to Terms of Employment for Joseph J. Troy dated March 27, 2014 between Quality Distribution, Inc. and Joseph J. Troy

10.3	Modification to Terms of Employment for Randall T. Strutz dated March 27, 2014 between Quality Distribution, Inc. and Randall T. Strutz

10.4	Modification to Terms of Employment for John T. Wilson dated March 27, 2014 between Quality Distribution, Inc. and John T. Wilson

10.5	Form of Quality Distribution, Inc. 2012 Equity Incentive Plan Performance Share Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: April 2, 2014	By:	/s/ John T. Wilson
	Name:	John T. Wilson
	Title:	Senior Vice President, General Counsel and Secretary

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